American Funds Insurance Series® Growth-Income Fund Summary Prospectus Supplement July 2, 2018 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	13 years	Partner – Capital International Investors
Dylan Yolles Vice President	13 years	Partner – Capital International Investors
J. Blair Frank	12 years	Partner – Capital Research Global Investors
Claudia P. Huntington	24 years	Partner – Capital Research Global Investors
S. Keiko McKibben	4 years	Partner – Capital Research Global Investors
William L. Robbins	6 years	Partner – Capital International Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-048-0718O CGD/8024-S68785